Non-cash items (Tables)	3 Months Ended
Nov. 30, 2024
Non-cash Items
Schedule of non-cash items

	Three months ended November 30,
	2024	2023
Depreciation	$921	$497
Change in fair value of derivative financial instruments (Note 11)	(819)	(199)
Share-based compensation expense (Note 13)	189	875
Accretion of provision for reclamation	36	27
Deferred income tax expense (Note 8)	1,291	899
Accretion of lease liabilities (Note 10)	70	1
Deferred revenue (Note 9)	(415)	578
Accretion of deferred revenue (Note 9)	84	112
Foreign exchange losses	190	165
Total non-cash items	$1,547	$2,955

For the three months ended November 30, 2024, an increase in amounts payable and accrued liabilities related to purchase of mineral property, plant and equipment was $0.1 million (2023 – decrease of $0.6 million).